Monday September 14, 4:03 p.m. Eastern Time

   Company Press Release

               United Financial Mortgage Corporation Reports
                         Record Quarterly Revenues

   OAK BROOK, IL.-(BUSINESS WIRE)--September 14, 1998 -- United Financial Mortgage Corp. (CHX: "UFM") reported unaudited earnings of $0.003 per share, or $10,094, on record revenues of $2,600,620 for fiscal 1999 1st quarter ended July 31, 1998. This compares to unaudited losses of $(0.002) per share, or $(6,843) on revenues of $1,521,243, for the same fiscal period 1998. Shareholders' equity increased to $6,536,403, or $1.68 per share, versus $2,382,895, or $.77 per share, for the 1st quarter 1998. Total shares outstanding are 3,900,029 and 3,100,029 respectively.

   United Financial's 1st quarter earnings were partially impacted by the initial additional expenses associated with the requirements of a public corporation. The Company anticipates that the benefits, associated with a public offering, should reduce the cost of capital going forward.

   Mr. Joseph Khoshabe, President of United Financial Mortgage
   Corporation stated ``We are extremely pleased with our revenues in the first quarter. Moving forward, we will continue to use the benefits from our offering to reduce our capital costs.''

   United Financial announced on August 31, 1998 that it had received an executed Letter of Intent from Mortgage Service America, Inc.
   (MSA), of Lombard, IL, accepting United Financial's offer to acquire all common and preferred stock of MSA. United Financial anticipates consummating the acquisition on or before October 31, 1998.

   United Financial Mortgage Corporation is a national mortgage banker principally engaged in originating retail and wholesale mortgages for single family residences of one to four units. The Company is headquartered in Oak Brook, Illinois and has regional offices in several other states. The Company's web site (www.ufmc.com) allows consumers to get information on the many different types of mortgage loans offered by the Company, calculate mortgage payments, and apply on-line for a mortgage_.more

   This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created hereby. Statements in this release that are not strictly historical are ``forward looking'' statements that are subject to risk and uncertainty. Investors are cautioned that all ``forward-looking'' statements contained herein may not be reasonable and assumptions could be inaccurate, and should not be construed, considered or assumed as guarantees. The inclusion of such information should not be regarded as a representation or guarantee, by the Company, or any other person, that the objectives and plans, stated herein, will be achieved. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings. Unknown factors could cause actual results to differ as well as other risks detailed in the company's reports filed with the Securities and Exchange Commission, including its prospectus, 10K and 10Q filings.

   (financial statements to follow)

                   United Financial Mortgage Corporation
                               Balance Sheet

                                     Three Months Ended    Three Months Ended
                                        July 31, 1997         July 31, 1998
        ASSETS
     Current Assets:
        Cash                              $ 2,105,631           $ 4,466,439
        Loans Held For Sale                13,570,784            20,027,262
        Mortgage Loan Investments             505,860             1,389,909
        Accounts Receivable                    94,894               130,242
        Due From Employees                     77,362                18,868
        Due from Officers                      45,134                67,516
        Deferred Tax Asset                     45,763                 4,169
        U.S. Savings Bond                       2,000                 2,000
        Notes Receivable                      102,450               216,000
        Prepaid Expense                             0                77,408
             Total Current Assets          16,549,878            26,399,813

        Furniture, Fixtures & Equipment
        Cost                                  307,764               417,631
        Accumulated Depreciation             (165,316)             (212,663)
        Net Furniture, Fixtures & Equipment   142,448               204,698

        Other Assets:
        Servicing Rights                            0                73,475
        Land Investments                            0                     0
        Escrow Deposits                        49,519                 3,377
        Deferred Organization Costs           105,083                     0
        Security Deposits                       6,143                13,740
        Deferred Advisor Fees                 351,000               195,000
        Investments                             5,750                 5,750
             Total Other Assets               517,495               291,342

             Total Assets                  17,209,821            26,895,853




                              United Financial Mortgage Corporation
                                         Balance Sheet

                                     Three Months Ended    Three Months Ended
                                        July 31, 1997         July 31, 1998


        LIABILITES AND STOCKHOLDERS EQUITY
     Current Liabilities:
        Accounts Payable                 $    255,001          $    191,699
        Deferred Income                             0                     0
        Accrued Expenses                      139,157               174,920
        Taxes Payable                           1,019                     0
        Deferred Income Taxes                       0                     0
        Escrow Payable                         49,519                 3,377
        Notes Payable - Current            13,832,485            20,242,662
             Total Current Liabilities     14,277,181            20,612,658

        Non-Current Notes Payable             334,734                23,064
             Total Liabilities             14,611,555            20,635,722


        Stockholders' Equity
             Common Shares, 20,000,000
             Authorized, No Par Value,
             Shares Issued and Outstanding;
             3,100,029 at July 31, 1997 and
             3,900,029 at July 31, 1998.    2,382,895             6,536,403

             Preferred Shares, 5,000,000
             authorized, No Par Value,
             213 Series A Redeemable Shares
             Issued And Outstanding at July
             31, 1997 and 63 Issued And
             Outstanding at July 31, 1998.  1,065,000               315,000

        Retained Earnings                    (849,629)             (591,272)

             Total Stockholders Equity      2,598,266             6,260,131

        Total Liabilities &
           Stockholders Equity             17,209,821            26,895,853


                            United Financial Mortgage Corporation
                                Condensed Statement of Income
                                        (Unaudited)

                                     Three Months Ended    Three Months Ended
                                        July 31, 1997         July 31, 1998
        Revenues:
           Commissions and Fees          $  1,422,145          $  2,249,771
           Interest Income                     99,098               369,532
           Other Income and Expenses                0               (18,683)
               Total Revenues               1,521,243             2,600,620

        Expenses:
           Salaries & Commissions             957,189             1,546,801
           Selling & Administrative           380,297               642,364
           Depreciation                        10,638                12,180
           Interest Expense                   174,009               324,737
           Cost and Expense of Litigation       5,944                62,944
               Total Expenses               1,528,077             2,589,026
        Income (loss) Before Income Taxes      (6,834)               11,594
        Income Tax Provision                        0                 1,500
        Net Income (loss)                      (6,834)               10,094
        Less Dividends Paid on Preferred Stock      0                     0
        Net Income(loss) Applicable to
           Common Shareholders                 (6,834)               10,094

        Basic Net Income (loss)
           Per Common Share                   (0.0022)               0.0027
        Diluted Net Income(loss)
           Per Common Share                   (0.0020)               0.0026

        Shares used in computation of basic
             Net Income Per Share           3,100,029             3,606,696
        Shares used in computation of diluted
             Net Income Per Share           3,342,029             3,848,696

   Contact:
        United Financial Mortgage Corporation, Oak Brook
        Steve Khoshabe, 630-571-7222
        sk@ufmc.com
        or
        Dresner Corporate Services, Inc.
        Spencer Maus, 312/726-3200 x205
        smaus@dresnerco.com
   URL:
        www.ufmc.com